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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of Earliest Event Reported): February 5, 2002

                            Factory Card Outlet Corp.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               21859                                  36-3652087
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      (Commission File Number)             (I.R.S. Employer Identification No.)

2727 Diehl Road
Naperville, Illinois                                     60563-2371
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(Address of Principal Executive offices)                 (Zip Code)

                                 (630) 579-2000
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               (Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)

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Item 5.           Other Events.

         On February 5, 2001, Factory Card Outlet Corp. (the "Company") announced that the United States Bankruptcy Court for the District of Delaware had approved its disclosure statement relating to its amended plan of reorganization that it filed with the Bankruptcy Court on February 5, 2002. The Company currently intends to commence soliciting creditor and shareholder acceptance of the amended plan on or about February 11, 2002. The amended plan is supported by the Creditors' Committee and Equity Committee appointed in the Company's Chapter 11 cases. Under the terms of the amended plan, upon its emergence from Chapter 11, most general unsecured creditors would share receipt of approximately 90 percent of the common stock of the Reorganized Company and cash distributions of $1.0 million. In addition, creditors would receive $2.6 million three years from emergence, subject to certain prepayment provisions. Holders of the Company's outstanding common stock would receive 5 percent of the common stock of the Reorganized Company and warrants to purchase an additional 10 percent of the common stock of the Reorganized Company at various premiums to reorganization equity value.

         Copies of the Company's Amended Plan of Reorganization and the Disclosure Statement for the Amended Plan of Reorganization are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. A copy of the Company's press release regarding the approval of the Amended Plan of Reorganization and the Disclosure Statement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

         The Disclosure Statement for the Amended Plan of Reorganization filed as an exhibit to this Form 8-K may contain certain forward-looking statements and projections. Please refer to the Company's Quarterly Report on Form 10-Q for the quarter ended November 3, 2001 for disclosure relating to cautionary statements that qualify such forward-looking statements and projections.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits


Exhibit No.        Exhibit
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99.1               Amended Plan of Reorganization, dated February 5, 2002.
99.2               Disclosure Statement for Amended Plan of Reorganization,
                   dated February 5, 2002.
99.3               Press Release, dated February 5, 2002.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FACTORY CARD OUTLET CORP.


Date:    February 5, 2002          By:      /s/ James D. Constantine
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                                            James D. Constantine
                                            Senior Vice-President and Chief
                                            Financial Officer
















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                                  EXHIBIT INDEX

Exhibit No.      Exhibit
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99.1             Amended Plan of Reorganization, dated February 5, 2002.
99.2             Disclosure Statement for Amended Plan of Reorganization, dated
                 February 5, 2002.
99.3             Press Release, dated February 5, 2002.


















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